SECURITY AGREEMENT


                                     between


                               AURA SYSTEMS, INC.,
                              AURA CERAMICS, INC.,
                                 AURASOUND, INC.
                           AURA MEDICAL SYSTEMS, INC.,
                          ELECTROTEC PRODUCTIONS, INC.,
                              DS OSCILLATOR, INC.,
                            PHILIPS SOUND LABS, INC.
                                       and
                         ELECTROTEC AUDIO LEASE LIMITED



                                       and


                                HW PARTNERS, LP,
                             as Agent for the Funds




                          Dated as of February 22, 2000

                               SECURITY AGREEMENT


                  SECURITY AGREEMENT (the "Agreement"), dated as of February 22, 2000, between AURA SYSTEMS, INC., a Delaware corporation (the "Company") and each of AURA CERAMICS, INC., a Delaware corporation ("Aura Ceramics"), AURASOUND, INC., a Delaware corporation ("AuraSound"), AURA MEDICAL SYSTEMS, INC., a Delaware corporation ("Aura Medical"), ELECTROTEC PRODUCTIONS, INC., a California corporation ("Electrotec Productions"), DS OSCILLATOR, INC., a
California corporation ("DS Oscillator"), PHILIPS SOUND LABS, INC., a Nevada corporation ("Philips Sound") and ELECTROTEC AUDIO LEASE LIMITED, a corporation organized and existing under the laws of England ("Electrotec Audio" and together with the Company, Aura Ceramics, AuraSound, Aura Medical, Electrotec Productions, DS Oscillator, and Philips Sound, each an "Assignor" and collectively, the "Assignors") and HW PARTNERS, LP, as Agent (the "Assignee" or the "Agent") for the benefit of the Funds (as defined herein). Unless otherwise defined in Article IX hereof, terms used herein and defined in the Secured Notes (as defined below) shall be used herein as so defined.


                              W I T N E S S E T H :


                  WHEREAS, each of Infinity Investors Limited, Glacier Capital Limited, Global Growth Limited and Summit Capital Limited (collectively, the "Funds"), is the holder of certain of the Company's Variable Interest Rate Convertible Notes due September 30, 1998 (the "Original Notes") which are secured by certain assets of the Company as specified in that certain Pledge Agreement dated September 30, 1997;

                  WHEREAS, on the date hereof the Company will issue and deliver Secured Notes of even date herewith in an aggregate amount of $12,500,000.00 (as modified, supplemented or amended from time to time, the "Secured Notes") to the Funds in exchange for the Original Notes held by the Funds after giving effect to the Assignment (the "Exchange");

                  WHEREAS, it is a condition to the Exchange that the Assignors shall have executed and delivered this Agreement (this Agreement, together with the Secured Notes, the Exchange Agreement, the Guaranty, the Stock Pledge Agreement, and all other documents, certificates and instruments executed and delivered in connection with any of the foregoing, the "Transaction Documents"); and

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Assignors, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Agent and the Funds and hereby covenants and agrees with the Agent and each of the Fund as follows:


                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1      Grant of Security Interests.

                  (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby grant to the Agent for the benefit of the Funds, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights and all reissues, renewals or extensions thereof, (vii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secret Rights, (viii) all insurance policies, (ix) all Permits, (x) all other Goods, General Intangibles, Chattel Paper, Documents, Instruments and Investment Property, and (xi) all Proceeds and products of any and all of the foregoing (all of the above collectively, the "Collateral"); provided however, that the Collateral shall not include the assets of the Company or AuraSound licensed to (A) Daewoo Electronics Co., Ltd. pursuant to that certain License Agreement dated August 19, 1996 (the "Daewoo License Agreement") only to the extent a security interest in such Collateral is prohibited under the original terms of the Daewoo License Agreement, and (B) Speaker Acquisition Sub pursuant to that certain Assignment and License Agreement dated July 15, 1999 (the "Algo License Agreement") only to the extent a security interest in such Collateral is prohibited under the original terms of the Algo License Agreement.

                  (b) The security interest of the Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which the Assignors may acquire at any time during the continuation of this Agreement.

                  1.2 Power of Attorney. Each Assignor hereby constitutes and appoints the Agent its true and lawful attorney, irrevocably, with full power after the occurrence of an Event of Default (which has not been cured in accordance with the terms of the Secured Notes) in the name of such Assignor or otherwise to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Agent may deem to be necessary or advisable in the premises to protect and preserve the Collateral, including, without limitation, the endorsement of any draft or order which may be payable to such Assignor and the protection and prosecution of all rights included in the Collateral, which appointment as attorney is coupled with an interest.


                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each  Assignor  represents,   warrants  and  covenants,  which
representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  2.1 Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Agent hereby in respect of all the Collateral have been accomplished and the security interest granted to the Agent pursuant to this Agreement in and to the Collateral constitutes a valid and enforceable security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to Permitted Liens) and the Agent is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests; provided, however, the Assignor will not, and will not permit any of its Subsidiaries to, nor shall any such Person allow any other Person to, file or record any assignment, Lien, security interest, encumbrance or other right, title or interest, of any Person, upon or with respect to any of the Proprietary Rights of the Assignor with the United States Patent and Trademark Office. Nothing herein shall be deemed or construed as an argument or admission that the Liens upon certain Proprietary Rights of the Assignor created pursuant to the Security Documents are impaired or unperfected nor shall this Agreement impair or prohibit the Company from asserting that failure to record at the United States Patent and Trademark Office results in the Liens upon such Proprietary Rights being unperfected.

                  2.2 No Liens. Except as otherwise provided herein or in the Stock Pledge Agreement, the Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Agent.

                  2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than Permitted Liens) and so long as any Secured Note remains unpaid or any of the Obligations remain unpaid, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of the Permitted Liens (but not including any filing with the United States Patent and Trademark Office) and covering the security interests granted hereby by such Assignor.

                  2.4 Chief Executive Office; Records. As of the date hereof, the chief executive office of each Assignor is located as set forth in Schedule
2.4 hereof. The Assignor shall give 30 days' prior written notice to the Agent of its intention to move its chief executive office to another location; provided, however, that any such change of location shall only be made after the Agent shall have received evidence that such Assignor shall have taken all actions, reasonably satisfactory to the Agent, subject to Section 2.1 hereof, to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect in the jurisdiction where the chief executive office of such Assignor is to be relocated. The originals of all documents evidencing all relating to the Collateral and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office. If for any reason any Collateral or such other books and records shall be located in any other location, the Assignor shall, with respect to such new location, take, or shall have taken, all action, reasonably satisfactory to the Agent, subject to Section 2.1 hereof, to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect in any event within the time period provided for the taking of such action required by applicable law.

                  2.5 Location of Bank Accounts, Inventory and Equipment. All bank accounts (including account numbers, and name and address of the financial institutions), Inventory and Equipment held on the date hereof by the Assignor are located at one of the locations shown on Annex A attached hereto. The Assignor agrees that all bank accounts, Inventory and Equipment now held or subsequently acquired or created by it shall be kept at (or shall be in transport to or from) any one of the locations shown on Annex A hereto. If, for any reason, any bank accounts, Inventory or Equipment shall be located in any other location, the Assignor shall immediately notify the Agent and, with respect to such new location, take, or shall have taken, all actions reasonably satisfactory to the Agent to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect in any event within the time period provided for the taking of such action required by applicable law; provided however, that failure of the Assignors to give notice to the Agent herein with respect to bank accounts created after the Closing Date containing, in the aggregate, less than $100,000 shall not constitute an Event of Default under the Secured Notes.

                  2.6 Trade Names; Change of Name. As of the date hereof, the Assignor does not have or operate in any jurisdiction under, or in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name. The Assignor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed above without giving the Agent 30 days' prior written notice thereof, which notice shall contain the proposed names to be used and jurisdictions in which it proposes to operate under such names.

                  2.7 Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Assignor contained herein, and otherwise in writing in connection herewith or therewith.


                                   ARTICLE III

               SPECIAL PROVISIONS CONCERNING INVESTMENT PROPERTY;
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

                  3.1 Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and, in all respects, are what they purport to be, and that all papers and documents (if any) relating thereto
(i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms and (iv) will be in compliance and will conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                  3.2  Maintenance  of  Records.  Each  Assignor  will  keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, and such Assignor will make the same available to the Agent for inspection, at any and all reasonable times upon reasonable prior notice to such Assignor. If requested by the Agent after an Event of Default has occurred which has not been cured in accordance with the Secured Notes, each Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, copies of all documents evidencing the Receivables and all Contracts) and such books and records to the Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). If the Agent so directs, each Assignor shall legend, in form and manner reasonably satisfactory to the Agent, the Receivables and Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that the Agent has a security interest in such Receivables and Contracts.
                  3.3  Modification  of  Terms;  etc.  Each  Assignor  shall not rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Agent, except as permitted by Section 3.4 hereof.

                  3.4 Collection. Each Assignor shall endeavor in accordance with its customary business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, so long as no Event of Default has occurred (which has not been cured in accordance with the terms of the Secured Notes) in respect of which the Agent has given notice that this exception is no longer applicable, such Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by any Assignor or the Agent, shall be borne by the Assignor or the applicable account debtor.

                  3.5 Instruments. If any Assignor owns or acquires any Instrument or Investment Property, such Assignor will, within ten (10) days thereof, notify the Agent and deliver such Instrument or Investment Property to the Agent appropriately endorsed to the order of the Agent as further security hereunder, provided that an Assignor may transfer an Instrument to the Company whereupon the Company shall deliver immediately such Instrument to the Agent in accordance with this Section 3.5.

                  3.6 Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments, Investment Property and other property or rights covered by the security interest hereby granted, as the Agent may reasonably require to give effect to the purposes of this Agreement.


                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

                  4.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all right, title and interest in and to the United States Patent and Trademark Office registrations, and applications for registrations, of the Marks listed in Annex B attached hereto and that Annex B lists all the United States Patent and Trademark Office, or the equivalent office thereof in any foreign country, registrations and applications for registrations, of the Marks that such Assignor now owns or uses in connection with its business and which are material in the conduct of such Assignor's business. Each Assignor represents and warrants that except with respect to those licensed marks set forth in Annex B, it owns, is licensed to use or otherwise has the right to use all Marks that it uses. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any Mark. Except as set forth on Annex B, each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all trademark registrations and applications listed in Annex C hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations or applications for registration with respect to a Mark is invalid or unenforceable or is not aware that there is any reason that any of said registrations or applications for registration with respect to a Mark is invalid or unenforceable.

                  4.2 Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under a Mark other than in the ordinary course of business absent prior written approval of the Agent.

                  4.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating in any of such Assignor's rights in and to any Mark, or with respect to any party claiming that such Assignor's use of any Mark violates any property right of that party. Each Assignor further agrees to prosecute diligently any Person infringing any Mark owned by such Assignor in a manner consistent with its past practice and in accordance with reasonable business practices. Notwithstanding anything herein to the contrary, such Assignor may exercise its business judgment hereunder in respect of any Mark used in connection with the Company's Non-Core Assets; provided however, that such Assignor shall give timely notice thereof to the Agent, and that the Agent and/or the Funds (if such Assignor declines to protect such Marks) may take such actions as reasonably necessary at their own expense to protect such Marks.

                  4.4 Preservation of Marks. Each Assignor agrees to use or license the use of its Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States or the relevant foreign jurisdiction. Notwithstanding anything herein to the contrary, such Assignor may exercise its business judgment hereunder in respect of any Mark used in connection with such Assignor's Non-Core Assets; provided however, that such Assignor shall give prompt notice thereof to the Agent, and that the Agent and/or the Funds (if such Assignor declines to protect such Marks) may take such actions as reasonably necessary at their own expense to protect such Marks.

                  4.5 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction for all of its Marks (excluding unregistered Marks), and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Agent (which consent shall not be unreasonably withheld). Notwithstanding anything herein to the contrary, such Assignor may exercise its business judgment hereunder in respect of any Mark used in connection with such Assignor's Non-Core Assets; provided however, that such Assignor shall give prompt notice thereof to the Agent, and that the Agent and/or the Funds (if such Assignor declines to protect such Marks) may take such actions as reasonably necessary at their own expense to protect such Marks.

                  4.6 Future Registered Marks. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction, such Assignor shall, within thirty (30) days of receipt of such certificate, deliver a copy of such certificate, and a grant of security in such Mark to the Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

                  4.7 Remedies. If an Event of Default shall occur (which has not been cured in accordance with the terms of the Secured Notes), the Agent may, by written notice to the Assignors, exercise any or all remedies under this Agreement, the UCC or any other applicable law.


                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                   TRADE SECRET RIGHTS, PATENTS AND COPYRIGHTS

                  5.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all right, title and interest in and to (i) all Trade Secret Rights, (ii) the Patents of such Assignor listed in Annex C attached hereto and that said Patents constitute all the patents and applications for patents that such Assignor now owns and which are material in the conduct of its business and (iii) the Copyrights of such Assignor listed in Annex D attached hereto and that said Copyrights constitute all the registered copyrights and applications for copyright registrations that such Assignor now owns and which are material in the conduct of its business. Each Assignor represents and warrants that it owns all Patents and Copyrights that it owns, uses or practices under. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any material patent or any material copyright or that such Assignor has misappropriated any material Trade Secret Rights.

                  5.2 Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right, title or interest under any Patent or Copyright (other than those Patents and Copyrights with respect to Non-Core Assets in accordance with the Secured Notes) absent prior written approval of the Agent.

                  5.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Agent in writing with all pertinent information available to such Assignor with respect to any infringement or other violation of such Assignor's rights in any Patent or Copyright, or with respect to any claim that the practice of any Patent or the use of any Copyright violates any property right of a third party or with respect to any misappropriation of any material Trade Secret Right or any claim that the practice of any Trade Secret Right violates any property right of a third party. Each Assignor further agrees to prosecute diligently any Person infringing any Patent or Copyright owned by such Assignor or any Person misappropriating any Trade Secret Right. Notwithstanding anything herein to the contrary, such Assignor may exercise its business judgment hereunder in respect of any Patent or Copyright used in connection with such Assignor's Non-Core Assets; provided however, that such Assignor shall give prompt notice thereof to the Agent, and that the Agent and/or the Funds (if such Assignor declines to protect such Patents or Copyrights) may take such actions as reasonably necessary at their own expense to protect such Patents or Copyrights.

                  5.4 Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force rights under each of its Patents and Copyrights. Notwithstanding anything herein to the contrary, such Assignor may exercise its business judgment hereunder in respect of any Patent or Copyright used in connection with such Assignor's Non-Core Assets; provided however, that such Assignor shall give prompt notice thereof to the Agent, and that the Agent and/or the Funds (if such Assignor declines to protect such Patents or Copyrights) may take such actions as reasonably necessary at their own expense to protect such Patents or Copyrights.

                  5.5 Prosecution of Patent or Copyright Application. At its own expense, each Assignor shall diligently prosecute all applications for (i) Patents listed on Annex C hereto and (ii) Copyrights listed on Annex D hereto, and, in each case, shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Agent (which consent shall not be unreasonably withheld). Notwithstanding anything herein to the contrary, such Assignor may exercise its business judgment hereunder in respect of any Patent or Copyright used in connection with such Assignor's Non-Core Assets; provided however, that such Assignor shall give prompt notice thereof to the Agent, and that the Agent and/or the Funds (if such Assignor declines to protect such Patents or Copyrights) may take such actions as reasonably necessary at their own expense to protect such Patents or Copyrights.

                  5.6 Other Patents and Copyrights. Within thirty (30) days of the acquisition or issuance of a Patent or Copyright registration, or of filing of an application for a Patent or Copyright registration, each Assignor shall deliver to the Agent a copy of said Patent or Copyright registration, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

                  5.7 Remedies. If an Event of Default shall occur (which has not been cured in accordance with the Secured Notes), the Agent may by written notice to an Assignor take any or all remedies under this Agreement, the UCC or any other applicable law.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

                  6.1 No Impairment. Each Assignor shall do nothing to impair the rights of the Agent in the Collateral except as set forth in the Transaction Documents and subject to Section 2.1 hereof.

                  6.2 Financing Statements. Each Assignor agrees to execute and deliver to the Agent such financing statements, in form acceptable to the Agent, as the Agent may from time to time reasonably request or as are reasonably necessary or desirable in the reasonable opinion of the Agent to establish and maintain a valid, enforceable and perfected security interest in the Collateral as provided herein (subject to Section 2.1 hereof and Permitted Liens) and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses. Each Assignor hereby authorizes the Agent to file any such financing statements without the signature of such Assignor where permitted by law.


                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

                  7.1 Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred (which has not been cured in accordance with the terms of the Secured Notes), then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions or any other applicable law and may, without limitation:

                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof and/or any documents or instruments relating thereto, from such Assignor or any other Person who then has possession of any part thereof with or, to the extent permitted by applicable law, without notice or process of law, and for that purpose may, in accordance with applicable laws, enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Contracts) constituting or relating to the Collateral to make any payment required by the terms of such instrument or agreement directly to the Agent;

                  (iii) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                  (iv) take possession of the Collateral or any part thereof and/or any documents or instruments relating thereto, by directing such Assignor in writing to deliver the same to the Agent at any place or places reasonably designated by the Agent, in which event such Assignor shall at its own expense:

                           (A) forthwith cause the same to be moved to the place
                  or places so designated by the Agent and there delivered to the Agent,

                           (B) store and keep any Collateral so delivered to the
                  Agent at such place or places pending further action by the Agent as provided in Section 7.2, and

                           (C) while the Collateral shall be so stored and kept,
                  provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition,

it being understood that such Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

                  7.2 Remedies; Disposition of the Collateral. Upon the occurrence of an Event of Default (which has not been cured in accordance with the terms of the Secured Notes), any Collateral repossessed by the Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on commercially reasonable terms. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Agent or after any commercially reasonable overhaul or repair. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than ten (10) days' written notice to such Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten (10) days after the giving of such notice, to the right of such Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than ten
(10) days' written notice to such Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Agent's option, be subject to reserve), after publication of notice of such auction not less than ten (10) days prior thereto in two newspapers in general circulation in Los Angeles, California. To the extent permitted by any such requirement of law, the Agent, the Funds, or certain of them, may bid for and become the purchaser (by bidding in the Obligations or otherwise) of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to such Assignor (except to the extent of surplus money received as provided in Section 7.4). If, under mandatory requirements of applicable law, the Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to such Assignor as hereinabove specified, the Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrations or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

7.3 Waiver. If the Agent seeks to exercise its remedies hereunder and take possession of any of the Collateral by court process, EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES (A) ANY BOND AND ANY SURETY OR SECURITY RELATING THERETO REQUIRED BY LAW AS AN INCIDENT TO SUCH POSSESSION, (B) ANY DEMAND FOR POSSESSION PRIOR TO THE COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER POSSESSION THEREOF AND (C) ANY REQUIREMENT THAT THE AGENT RETAIN POSSESSION OF, AND NOT DISPOSE OF, ANY SUCH COLLATERAL UNTIL AFTER TRIAL OR FINAL JUDGMENT.

         THE FAILURE OF THE AGENT AT ANY TIME OR TIMES TO REQUIRE ASSIGNOR TO STRICTLY COMPLY WITH ANY OF THE PROVISIONS OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT SHALL NOT WAIVE OR DIMINISH ANY RIGHT OF THE AGENT LATER TO DEMAND AND RECEIVE STRICT COMPLIANCE THEREWITH. ANY WAIVER OF ANY DEFAULT SHALL NOT WAIVE OR AFFECT ANY OTHER DEFAULT, WHETHER PRIOR OR SUBSEQUENT, AND WHETHER OR NOT SIMILAR. NONE OF THE PROVISIONS OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT SHALL BE DEEMED TO HAVE BEEN WAIVED BY ANY ACT OR KNOWLEDGE OF THE AGENT OR ITS AGENTS OR EMPLOYEES, BUT ONLY BY A SPECIFIC WRITTEN WAIVER SIGNED BY AN AUTHORIZED OFFICER OF THE AGENT AND DELIVERED TO THE ASSIGNOR. EACH ASSIGNOR WAIVES DEMAND, PROTEST, NOTICE OF PROTEST AND NOTICE OF DEFAULT OR DISHONOR, NOTICE OF PAYMENT AND NONPAYMENT, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, INSTRUMENT, ACCOUNT, GENERAL INTANGIBLE, DOCUMENT, CHATTEL PAPER, INVESTMENT PROPERTY OR GUARANTY AT ANY TIME HELD BY THE AGENT OR THE FUNDS ON WHICH ASSIGNOR IS OR MAY IN ANY WAY BE LIABLE, AND NOTICE OF ANY ACTION TAKEN BY THE AGENT, UNLESS EXPRESSLY REQUIRED BY THIS AGREEMENT, AND NOTICE OF ACCEPTANCE THEREOF.

                  7.4      Application of Proceeds.

                  (a) All moneys collected by the Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Agent hereunder, shall be applied as follows:

                  (i) to the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by the Agent in obtaining, taking possession of, or removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by the Agent in connection therewith;

                  (ii) next, any surplus then remaining to the payment of the Obligations under the Secured Notes in the following order of priority:

     (A)      all accrued and unpaid interest on overdue principal and interest;

     (B)      all other accrued and unpaid interest; and

     (C)      all outstanding principal; and

                  (iii) next, any surplus then remaining to the payment of any other Obligations under this Agreement or any other Transaction Document.

                  (b) It is understood that each Assignor shall remain liable to the extent of any deficiency between (i) the amount of the Obligations for which it is liable that are satisfied with proceeds of the Collateral and (ii) the aggregate outstanding amount of such Obligations.

                  7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Agent shall be in addition to every other right, power and remedy specifically given under this Agreement or the other Transaction Documents or now or hereafter existing at law or in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy nor shall be construed to be a waiver of any Event of Default or an acquiescence therein. In the event that the Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Agent may recover expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

                  7.6 Discontinuance of Proceedings. In case the Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case, the Assignors, the Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Agent shall continue as if no such proceeding had been instituted (except to the extent of a determination adverse to the Agent in such a proceeding).


                                  ARTICLE VIII

                                    INDEMNITY

                  8.1      Indemnity.

                  (a) Except with respect to litigation concerning the priority of Permitted Liens or assertions by the Company in accordance with the last sentence of Section 2.1 hereof, each Assignor agrees to indemnify, reimburse and hold the Agent, each Fund and their respective successors, permitted assigns, directors, officers, Affiliates, employees, attorneys, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments and any and all reasonable costs and expenses, including reasonable attorneys' fees and expenses (for the purposes of this Section 8.1, the foregoing are collectively called "Expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Transaction Document or the documents executed in connection herewith and therewith or in any other way connected with the enforcement of any of the terms of, or the preservation of, any rights hereunder or thereunder, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), or the violation by such Assignor of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for Expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such an Expense, such Assignor shall assume full responsibility for the defense thereof if such Assignor would have an indemnification obligation under this Section 8.1(a). The Indemnitee agrees to use its best efforts to promptly notify such Assignor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a), each Assignor agrees, jointly and severally, to pay, or reimburse the Agent for (if the Agent shall have incurred fees, costs or expenses because such Assignor shall have failed to comply with its obligations under this Agreement or any other Transaction Document), any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Agent's Liens on, and security interest in, the Collateral granted hereunder, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 8.1(a) or (b), each Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of any misrepresentation by such Assignor in this Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

                  (d) If and to the extent that the obligations of an Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under this Agreement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Company contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Secured Notes, and the payment of all of the other Obligations and notwithstanding the discharge thereof.

                  8.3 Non-Core Assets. The entirety of this Article VIII notwithstanding, so long as no Event of Default shall occur and has not been cured in accordance with the terms of the Secured Notes, all indemnifications, security interests, liens and claims of the Agent hereunder in respect of the Non-Core Assets which are sold by an Assignor in accordance with its rights under the Transaction Documents shall be released concurrently with the closing of such sale, and the Agent and the Funds shall execute all documents reasonably required by the purchaser of such Non-Core Assets to so evidence.


                                   ARTICLE IX

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Agent" shall have the meaning specified in the first paragraph of this Agreement.

                  "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time.

                  "Assignor" or "Assignors" shall have the meaning specified in the first paragraph of this Agreement.

                  "Chattel Paper" shall have the meaning assigned that term under the UCC as in effect on the date hereof in the State of New York.

                 "Collateral" shall have the meaning provided in Section 1.1(a).

                  "Contract Rights" shall mean all rights of the Assignor (including, without limitation, all rights to payment) under each Contract.

     "Contracts" shall mean all contracts between the Assignor and one or more additional parties.

                  "Copyrights" shall mean any United States or foreign copyright owned by the Assignor now or hereafter, including any registration of any copyrights, in the United States Copyright Office or the equivalent thereof in any foreign country, as well as any application for a United States or foreign copyright registration now or hereafter made with the United States Copyright Office or the equivalent thereof in any foreign jurisdiction by the Assignor.

                  "Documents" shall have the meaning assigned that term under the UCC as in effect on the date hereof in the State of New York.

                  "Equipment" shall mean any "equipment," as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings now or hereafter owned by such Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, including "fixtures" as such term is defined in the UCC as in effect on the date hereof in the State of New York.

                  "Funds" shall have the meaning provided in the first whereas clause of this Agreement.

                  "General Intangibles" shall have the meaning assigned that term under the UCC as in effect on the date hereof in the State of New York.

                  "Goods" shall have the meaning assigned that term under the UCC as in effect on the date hereof in the State of New York.

                  "Indemnitee" shall have the meaning provided in Section 8.1.

                  "Instrument" shall have the meaning assigned that term under the UCC as in effect on the date hereof in the State of New York.

                  "Inventory" shall mean  merchandise,  inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Agent from the Assignor's customers, and shall specifically include all "inventory" as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignor, but shall exclude Equipment.

                  "Investment Property" shall have the meaning assigned that term under the UCC as in effect on the date hereof in the State of New York (excluding the Pledged Stock).

                  "Marks" shall mean all right, title and interest in and to any United States or foreign trademarks, service marks and trade names now held or hereafter acquired by the Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by the Assignor, which are registered in the United States Patent and Trademark Office or the equivalent thereof in any State of the United States or in any foreign country, as well as any unregistered marks used by the Assignor, and any trade dress including logos, designs, company names, business names, fictitious business names and other business identifiers used by the Assignor in the United States or any foreign country.

                  "Obligation" shall mean: (a) all indebtedness, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of the Assignor to the Funds or the Agent arising under or in connection with the Secured Notes or any other Transaction Document; (b) any and all sums advanced by the Agent in order to preserve the Collateral or preserve its security interest in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Assignor, after an Event of Default shall have occurred (which has not been cured in accordance with the terms of the Secured Notes), the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

                  "Patents" shall mean any United States or foreign patent to which the Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by such Assignor.

                  "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

                  "Pledged Stock" shall have the meaning assigned that term in the Stock Pledge Agreement.

                  "Proceeds" shall have the meaning assigned that term under the UCC as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Agent or the Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Receivables" shall mean any "account" as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of such Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, all notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

                  "Trade Secret Rights" shall mean the rights of the Assignor in any Trade Secret it holds.

                  "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide whether written or not written.


                                    ARTICLE X

                                  MISCELLANEOUS

                  10.1. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 11.4 prior to 4:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified below later than 4:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

                   If to the Assignors:      c/o Aura Systems, Inc.
                                             2335 Alaska Avenue
                                             El Segundo, California
                                             Attn: Michael Froch, Esq.
                                             Facsimile No.: (310) 643-8719

                   With copies to:           Robinson, Diamant & Brill
                                             1888 Century Park East, Suite 1500
                                             Los Angeles, California 90067
                                             Attn: Lawrence A. Diamant, Esq.
                                             Facsimile No.: (310) 277-7584

                   If to the Agent:          Mr. Stuart J. Chasanoff
                                             c/o HW Partners LP
                                             1601 Elm Street, Suite 4000
                                             Dallas, Texas 75201
                                             Facsimile No.: (214) 720-1667

                   With copies to:           White & Case LLP
                                             4900 First Union Financial Center
                                             200 South Biscayne Boulevard
                                             Miami, Florida  33131
                                             Attn:  Thomas E Lauria, Esq.
                                             Facsimile No.: (305) 358-5744



or such other address as may be designated in writing hereafter, in the same manner, by such person.

                  10.2 Waiver; Amendment. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. No delay on the part of the Agent in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on the Assignor shall constitute a waiver of any of the rights of the Agent to any other or further action without notice or demand.

                  10.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Transaction Document except as specifically set forth in a waiver granted pursuant to the restrictions of Section 10.2 hereof; or (c) any amendment to or modification of any other Transaction Document or any security for any of the Obligations, whether or not such Assignor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Agent herein provided are cumulative and not exclusive of any rights or remedies which the Agent would otherwise have.

                  10.4 Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Agent and the Funds and their respective successors and assigns. All agreements, statements, representations and warranties made by such Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Agent and the Funds and shall survive the execution and delivery of this Agreement and the other Transaction Documents, regardless of any investigation made by the Agent or the Funds or on their behalf.

                  10.5  Headings  Descriptive.   The  headings  of  the  several
sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  10.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.7 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

                  10.8 Assignors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the Obligations assumed by it under this Agreement or any other Transaction Document with respect to the Collateral, and the Agent and the Funds shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement or any other Transaction Document, nor shall the Agent or the Funds be required or obligated in any manner to perform or fulfill any of the obligations of the Assignor under or with respect to any Collateral.

                  10.9 Termination; Release. After all the Obligations have been paid in full in accordance with the Transaction Documents, this Agreement and the security interests created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination), and the Agent, at the request and expense of the Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the termination of this Agreement and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

                  10.10 Entire Agreement. This Agreement, together with the exhibits, annexes and schedules hereto, and the other Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

                  10.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Assignor, the Funds and the Agent.

                            [SIGNATURE PAGE FOLLOWS]

                                [SIGNATURE PAGE]







                                [SIGNATURE PAGE]
                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officer or agent as of the date first indicated above.

                                                AURA SYSTEMS, INC., as Assignor



                                                     By:
                                                     Name:  Gerald Papazian
                                                     Title:    President



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President


                                                AURA CERAMICS, INC., as Assignor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary


                                                    AURASOUND, INC., as Assignor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary

                                         AURA MEDICAL SYSTEMS, INC., as Assignor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary


                                      ELECTROTEC PRODUCTIONS, INC., as Assignor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary


                                                DS OSCILLATOR, INC., as Assignor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary

                                           PHILIPS SOUND LABS, INC., as Assignor



                                                     By:
                                                     Name:  Steven C. Veen
                                                     Title:    Vice President



                                                     By:
                                                     Name:  Michael Froch
                                                     Title:    Secretary


                                    ELECTROTEC AUDIO LEASE LIMITED, as Assignor



                                                     By:
                                      Name:
                                     Title:


                                          HW PARTNERS, LP, as Assignee and Agent
                                                       for the Funds
                                                     By:    HW Finance, LLC
                                                            Its Managing Partner

                                                     By:
                                                     Name:  Stuart J. Chasanoff
                                                     Title:Senior Vice President



                  SCHEDULE OF EQUIPMENT AND INVENTORY LOCATIONS



Location                            Inventory                                           Equipment






                                                                                              ANNEX B
                                                                                                TO
                                                                                        SECURITY AGREEMENT







                                SCHEDULE OF MARKS





                                                                                              ANNEX C
                                                                                                TO
                                                                                        SECURITY AGREEMENT







                   SCHEDULE OF PATENTS AND PATENT APPLICATIONS






                                                                                              ANNEX D
                                                                                                TO
                                                                                        SECURITY AGREEMENT







                SCHEDULE OF COPYRIGHTS AND COPYRIGHT APPLICATIONS





                                      (ii)




                                       (i)
                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I

         SECURITY INTERESTS....................................................2
         1.1      Grant of Security Interests..................................2
         1.2      Power of Attorney............................................2

ARTICLE II

         GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.....................3
         2.1      Necessary Filings............................................3
         2.2      No Liens.....................................................3
         2.3      Other Financing Statements...................................3
         2.4      Chief Executive Office; Records..............................3
         2.5      Location of Inventory and Equipment..........................4
         2.6      Trade Names; Change of Name..................................4
         2.7      Recourse.....................................................4

ARTICLE III

         SPECIAL PROVISIONS CONCERNING
         RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS.............................4
         3.1      Additional Representations and Warranties....................4
         3.2      Maintenance of Records.......................................5
         3.3      Modification of Terms; etc...................................5
         3.4      Collection...................................................5
         3.5      Instruments..................................................6
         3.6      Further Actions..............................................6

ARTICLE IV

         SPECIAL PROVISIONS CONCERNING TRADEMARKS..............................6
         4.1      Additional Representations and Warranties....................6
         4.2      Licenses and Assignments.....................................6
         4.3      Infringements................................................6
         4.4      Preservation of Marks........................................7
         4.5      Maintenance of Registration..................................7
         4.6      Future Registered Marks......................................7
         4.7      Remedies.....................................................7

ARTICLE V

         SPECIAL PROVISIONS CONCERNING
         TRADE SECRET RIGHTS, PATENTS AND COPYRIGHTS...........................8
         5.1      Additional Representations and Warranties....................8
         5.2      Licenses and Assignments.....................................8
         5.3      Infringements................................................8
         5.4      Maintenance of Patents or Copyrights.........................8
         5.5      Prosecution of Patent or Copyright Application...............9
         5.6      Other Patents and Copyrights.................................9
         5.7      Remedies.....................................................9

ARTICLE VI

         PROVISIONS CONCERNING ALL COLLATERAL..................................9
         6.1      No Impairment................................................9
         6.2      Financing Statements.........................................9
ARTICLE VII

         REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.........................10
         7.1      Remedies; Obtaining the Collateral Upon Default.............10
         7.2      Remedies; Disposition of the Collateral.....................11
         7.3      Waiver......................................................11
         7.4      Application of Proceeds.....................................12
         7.5      Remedies Cumulative.........................................13
         7.6      Discontinuance of Proceedings...............................13

ARTICLE VIII

         INDEMNITY  13
         8.1      Indemnity...................................................13
         8.2      Indemnity Obligations Secured by Collateral; Survival.......14

ARTICLE IX

         DEFINITIONS..........................................................15

ARTICLE X

         MISCELLANEOUS........................................................18
         10.1.    Notices.....................................................18
         10.2     Waiver; Amendment...........................................19
                  10.3     Obligations Absolute...............................19
         10.4     Successors and Assigns......................................19
         10.5     Headings Descriptive........................................19
         10.6     Severability................................................19
         10.7     Governing Law...............................................20
         10.8     Assignors'Duties............................................20
         10.9     Termination; Release........................................20
         10.10    Entire Agreement............................................20
         10.11    Counterparts................................................20

ANNEX A           Schedule of Equipment and Inventory Locations
ANNEX B           Schedule of Marks
ANNEX C           Schedule of Patents and Applications
ANNEX D           Schedule of Copyrights and Applications